Exhibit 10.3

AMENDMENT TO SHARE PURCHASE AGREEMENT

Amendment to the Share Purchase Agreement, dated as of February 20, 2024 (this “Amendment”), is entered into by and among Fresh2 Group Limited (the “Company”), and Applegreen LLC (the “Investor”) (each a “Party” and together with the Company, the “Parties”).

WHEREAS, the Company and Investor have entered into that certain share purchase agreement on June 2, 2023 (the “Share Purchase Agreement”);

WHEREAS, the Parties hereto desire to amend the Share Purchase Agreement on the terms and subject to the conditions set forth herein and in the Share Purchase Agreement; and

NOW, THEREFORE, the Parties agree as follows:

1. Definitions. Capitalized terms used and not defined in this Amendment have the respective meanings assigned to them in the Share Purchase Agreement.

2. Amendments to the Share Purchase Agreement. As of the date first written above (the “Effective Date”), the Share Purchase Agreement is hereby amended as follows:

(a) Paragraph A is hereby deleted in its entirety and replaced with the following:

“A. The Company wishes to sell to the Investor, and the Investor wishes to purchase, on the terms and subject to the conditions set forth in this Agreement, ordinary shares. The share purchasing price shall be $0.035 per share ($0.7 per ADS), and the purchased shares shall collectively be referred to herein as the “Securities”. The Investor will invest USD$3,900,000 in the Company to acquire an aggregate number of 111,428,571 class A ordinary shares.”

3. Date of Effectiveness; Limited Effect. This Amendment will become effective on the date first written above. Except as expressly provided in this Amendment or any other agreements between the parties, all of the terms and provisions of the Share Purchase Agreement are and will remain in full force and effect and are hereby ratified and confirmed by the Parties. Without limiting the generality of the foregoing, the amendments contained herein will not be construed as an amendment to or waiver of any other provision of the Share Purchase Agreement or as a waiver of or consent to any further or future action on the part of either Party that would require the waiver or consent of the other Party. On and after the Effective Date, each reference in the Share Purchase Agreement to “this Agreement,” “the Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference to the Share Purchase Agreement in any other agreements, documents, or instruments executed and delivered pursuant to, or in connection with, the Share Purchase Agreement, will mean and be a reference to the Share Purchase Agreement as amended by this Amendment.

4. Miscellaneous.

(a) This Amendment is governed by, and construed in accordance with, the laws of the State of New York, without regard to the conflict of laws provisions of such state.

(b) This Amendment shall inure to the benefit of and be binding upon each of the Parties and each of their respective permitted successors and permitted assigns.

(c) The headings in this Amendment are for reference only and do not affect the interpretation of this Amendment.

(d) This Amendment may be executed in several counterparts, each of which shall be deemed an original but all of which shall constitute one and the same instrument. Counterparts may be delivered by any electronic signature and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

(e) This Amendment constitutes the sole and entire agreement between the Parties with respect to the subject matter contained herein, and supersedes all prior and contemporaneous understandings, agreements, representations, and warranties, both written and oral, with respect to such subject matter.

[Signature page follows]

IN WITNESS WHEREOF, the Parties have executed this Amendment to the Share Purchase Agreement as of the date first written above.

Applegreen LLC		Fresh2 Group Limited

By:	/s/ Qin Hong	By:	/s/ Haohan Xu
Name:	Qin Hong	Name:	Haohan Xu
Title:		Title:	CEO
		Date:	March 13, 2024

[Signature Page to Amendment to the Share Purchase Agreement]